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SUPPLEMENT DATED DECEMBER 1, 2021

TO THE PROSPECTUS

DATED JANUARY 1, 2021

OF

TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

(a series of Templeton Funds)

The prospectus is amended as follows:

I. The “Fund Summary – Portfolio Managers” section of the prospectus is replaced with the following:

Craig Cameron, CFA Portfolio Manager of FTIML and portfolio manager of the Fund since June 2021.

Tina Sadler, CFA Executive Vice President of FTIC and portfolio manager of the Fund since June 2021.

Herbert Arnett, Jr. Vice President of Global Advisors and portfolio manager of the Fund since June 2021.

Lauran Halpin Portfolio Manager of FTIML and portfolio manager of the Fund since December 2021.

II. The management team under the “Fund Details – Management” section of the prospectus is replaced with the following:

The Fund is managed by a team of dedicated professionals. The portfolio managers of the Fund are as follows:

Craig Cameron, CFA Portfolio Manager of FTIML

Mr. Cameron has been a portfolio manager of the Fund since June 2021. He joined Franklin Templeton in 2012.

Tina Sadler, CFA Executive Vice President of FTIC

Ms. Sadler has been a portfolio manager of the Fund since June 2021. She joined Franklin Templeton in 1997.

Herbert Arnett, Jr. Vice President of Global Advisors

Mr. Arnett has been a portfolio manager of the Fund since June 2021. He joined Franklin Templeton in 1996.

Lauran Halpin Portfolio Manager of FTIML

Ms. Halpin has been a portfolio manager of the Fund since December 2021. She joined Franklin Templeton in 2018.

As portfolio managers, Messrs. Cameron and Arnett and Mses. Sadler and Halpin are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

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Please keep this supplement with your prospectus for future reference.